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                             ECOSCIENCE CORPORATION

                                 EXHIBIT 10.113
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Silicon Valley Bank

     Amendment to Loan Documents,
          Forbearance Agreement and
               Notification of Termination

Borrower:  EcoScience Corporation
           EcoScience Produce Systems Corp.
           Agro Dynamics, Inc.
           Agro Dynamics Canada Inc.

Date:      February 26, 1999

     THIS AMENDMENT TO LOAN DOCUMENTS, FORBEARANCE AGREEMENT AND NOTIFICATION OF TERMINATION is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (jointly and severally, "Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated April 28, 1997, as amended from time to time (as amended, the "Loan Agreement"), as follows, effective as of the date hereof. The Parties also agree to amend the Forbearance Agreement between them dated November 28, 1998 (the
"Forbearance Agreement") "), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Modification to Forbearance Period. The Forbearance Period (as defined in the Forbearance Agreement) is hereby extended from February 28, 1999 to March 31, 1999.

     2. Modification of Section 6.1. Section 6.1 of the Loan Agreement is hereby amended in its entirety to read as follows, which amendment shall be deemed effective as of the date hereof:

     "6.1 Maturity Date. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"), which as of the date hereof is March 31, 1999."


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                 Silicon Valley Bank               Amendment to Loan Agreement
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     3. Modified  Maturity Date.  Section 4 of the Schedule to Loan and Security
Agreement is hereby amended to read as follows:

          "4. Maturity date (Section 6.1): March 31, 1999, subject to early termination as provided in Section 6.2 above."

     4. Modification to Credit Limit. The Credit Limit set forth in Section 1 of the Schedule to Loan and Security Agreement is hereby amended to read as follows (provided that no changes are being made to the subsections thereof entitled "Letter of Credit Sublimit (Section 1.5)" or "Foreign Exchange Contract Sublimit"):

          "1.  Credit Limit
               (Section 1.1):   An amount not to exceed the lesser of a total of
                                $3,000,000  at any  one  time  outstanding  (the
                                "Overall Credit  Limit"),  or the sum of (a) and
                                (b) below:

                                (a)  85% of the  amount of  Borrower's  Eligible
                                     Receivables   (as   defined  in  Section  8
                                     above), plus

                                (b)  an amount not to exceed the lesser of:

                                     (1)  the   percentages   of  the  value  of
                                          Borrower's   Eligible   Inventory  (as
                                          defined  in Section 8 above) set forth
                                          on Exhibit A hereto, calculated at the
                                          lower  of cost  or  market  value  and
                                          determined  on a  first-in,  first-out
                                          basis,  or

                                     (2)  66.67% of the  amount  of  outstanding
                                          Loans against Borrower's  Receivables;
                                          or

                                     (3)  $1,040,000;


                                     provided, however, such limitation amount calculated in this clause (b) (regardless of whether such amount is determined by clause (b)(1), clause (b)(2) or clause
                                     (b)(3))  shall  be  further  reduced  by an
                                     additional $40,000 each week commencing the week of March 1, 1999.

                                Loans will be made to each Borrower based on the Eligible Receivables and Eligible Inventory of each Borrower, subject to the Overall Credit Limit set forth above for all Loans to all Borrowers combined."

     5. Fee. Borrower shall pay to Silicon a fee of $2,500 in connection with this Amendment, which is in addition to all other amounts payable under the Loan Agreement and which is not refundable.

     6. Notification of Termination. This will serve as formal notification to Borrower (and each Guarantor) that Silicon has decided to terminate the Loan Agreement, effective on March 31, 1999 (the "Termination Date"), in accordance with the terms of the Loan Agreement. As provided in the Loan Agreement, all of the "Obligations" (as defined in the Loan Agreement)



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                 Silicon Valley Bank               Amendment to Loan Agreement
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are to be paid in full on the Termination  Date, and termination does not in any way affect or impair any of Silicon's rights or remedies, nor does termination relieve Borrower (or any Guarantor) of any Obligation to Silicon until all of the Obligations have been paid and performed in full.

     7. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement and the Forbearance Agreement, each as amended hereby, are true and correct.

     8. General Provisions. This Amendment, the Loan Agreement, the Forbearance Agreement, any prior written amendments to the Loan Agreement or the Forbearance Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the Forbearance Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                            Silicon:

EcoScience Corporation                               SILICON VALLEY BANK

By /s/ Michael A. DeGiglio                           By /s/ Jack DeGroat
   -----------------------------------                  ------------------------
       President or Vice President                   Title Senior Vice President

By
   ----------------------------------
      Secretary or Ass't Secretary

Borrower:

EcoScience Produce Systems Corp.

By /s/ Michael A. DeGiglio
   ---------------------------------
   President or Vice President

By
  ----------------------------------
    Secretary or Ass't Secretary

Borrower:

Agro Dynamics, Inc.

By /s/ Michael A. DeGiglio
  ----------------------------------
   President or Vice President

By
  ----------------------------------
  Secretary or Ass't Secretary



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                 Silicon Valley Bank               Amendment to Loan Agreement
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Borrower:

Agro Dynamics Canada Inc.

By /s/ Michael A. DeGiglio
  ----------------------------------
   President or Vice President

By
  ----------------------------------
   Secretary or Ass't Secretary



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                 Silicon Valley Bank               Amendment to Loan Agreement
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                                     CONSENT

     The undersigned acknowledges that his consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.


   EcoScience Corporation                       EcoScience Produce Systems Corp.


By /s/ Michael A. DeGiglio                   By  /s/ Michael A. DeGiglio
   ----------------------------------            -------------------------------
   President or Vice President                   President or Vice President

By                                           By
   ----------------------------------            -------------------------------
   Secretary or Ass't Secretary                  Secretary or Ass't Secretary



Agro Dynamics, Inc.                          Agro Dynamics Canada Inc.


By /s/ Michael A. DeGiglio                   By  /s/ Michael A. DeGiglio
   ----------------------------------            -------------------------------
   President or Vice President                   President or Vice President

By                                           By
   ----------------------------------            -------------------------------
   Secretary or Ass't Secretary                  Secretary or Ass't Secretary